UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): May 2, 2006


                             AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)


           New York                    0-10832                13-2956272
  (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


                250 Clearbrook Road
                Elmsford, New York                           10523
     (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (914) 592-6100


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.02.   Unregistered Sales of Equity Securities.

Effective May 2, 2006, we, AFP Imaging Corporation, sold and issued an aggregate 2,777,777 shares of our common stock to a total of 12 accredited investors, including eight institutional investors, in a private placement in which Gabelli & Company, Inc., a registered broker-dealer, acted as placement agent. We sold such shares at a price of $1.80 per share and received gross proceeds of $5 million. We paid a commission to Gabelli & Company, Inc. of $150,000 for its services as placement agent, plus an additional $18,000 as reimbursement of the placement agent's expenses related to the private placement. No warrants were issued to any of the subscribers in the private placement. We have granted certain registration rights with respect to the registration under the Securities Act of 1933, as amended, of the shares for resale by the purchasers in the private placement. We believe that the sale and issuance of the shares were exempt from the registration requirements of the Securities Act pursuant to the provisions of Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act.


Item 8.01.   Other Events.

On May 3, 2006, we issued a press release, a copy of which is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in the Item
8.01 by reference thereto, which reported the sale and issuance of the shares of our common stock discussed in Item 3.02 of this Form 8-K.


Item 9.01.   Financial Statements and Exhibits.

Set forth below is a list of the exhibits to this Current Report on Form 8-K.

  Exhibit
  Number     Description
----------   -----------

   10.1 Form of Subscription Agreement of AFP Imaging Corporation utilized in the private placement referred to in Item 3.02 of this Current Report on Form 8-K, including registration rights granted to the purchasers of the shares sold and issued in such private placement.

   99.1      Press Release of AFP Imaging Corporation issued on May 3, 2006.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 3, 2006

                                       AFP Imaging Corporation



                                       By:         /s/ Elise Nissen
                                           -------------------------------------
                                           Elise Nissen, Chief Financial Officer


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